Victory Pioneer Bond Fund
(the “Fund”)
Supplement dated February 6, 2026
to the Prospectus dated November 1, 2025,
as in effect and as may be amended from time to time
The following replaces similar information under the heading “Principal Investment Strategy” in the section titled “Fund Summary”:
The Fund may invest up to 20% of its total assets in securities of non-U.S. issuers, including up to 5% of its total assets in securities of emerging market issuers.
The following replaces similar information under the heading “Principal Investment Strategy” in the section titled “Additional Fund Information”:
The Fund may invest up to 20% of its total assets in securities of non-U.S. issuers. Up to 5% of the Fund’s total assets may be invested in securities of emerging market issuers. The Fund does not count securities of Canadian issuers against the limit on investment in securities of non-U.S. issuers.
If you wish to obtain more information, please call the Victory Funds at 800-539-FUND (800-539-3863) or your financial advisor.
PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.
34266-00-0226